UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

NUKKLEUS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $92.00 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 16, 2025, Nukkleus Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). As of the close of business on November 17, 2025, the record date for the Special Meeting, there were 16,645,766 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), issued and outstanding, each of which was entitled to one vote per share on the proposals described below.

At the Special Meeting, the holders of 7,425,406 shares of the Common Stock, representing approximately 44.60% of the outstanding shares entitled to vote at the Special Meeting, were present or represented by valid proxy at the Special Meeting, constituting a quorum. The matters that were voted upon at the Special Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

Proposal No. 1: Star Purchase Proposal

Proposal No. 1 was to approve the terms of the Amended and Restated Securities Purchase Agreement and Call Option, dated September 15, 2025, between the Company, Star Capital 26, Inc. (“Star”), the equity holders of Star (the “Star Equity Holders”), and Menachem Shalom, as representative of the Star Equity Holders, pursuant to which the Company will acquire 100% of Star in consideration of a combination of cash and Company securities. Pursuant to Nasdaq Listing Rule 5635, stockholder approval is required prior to the issuance of the shares due in connection with the Star Agreement, because (i) such shares are in excess of 19.99% of the number of shares of Common Stock outstanding before the issuance of such shares, (ii) said issuance effects a change of control of the Company and (iii) Menachem Shalom, the CEO and a director of the Company is the CEO, a director and the controlling shareholder of Star.

This proposal was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,394,813	23,676	6,917	0

This proposal received an affirmative vote of the majority of the shares voted at the Special Meeting. The number of shares voted for this proposal represented approximately 99.68% of the shares voted at the Special Meeting.

Proposal No. 2: Warrant Shares Proposal

Proposal No. 2 was to approve the issuance of shares of Common Stock upon the exercise of restricted common stock purchase warrants held by two accredited investors. These warrants entitle the holders to acquire an aggregate of 3,191,400 shares of Common Stock, subject to adjustment, at an exercise price of $5.405 per share.

This proposal was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,361,288	59,916	4,202	0

This proposal received an affirmative vote of the majority of the shares voted at the Special Meeting. The number of shares voted for this proposal represented approximately 99.19% of the shares voted at the Special Meeting.

Proposal No. 3: ELOC Issuance Proposal

Proposal No. 3. was to approve the issuance of shares of Common Stock in connection with the Common Stock Purchase Agreement, dated September 19, 2025, by and between the Company and Esousa Group Holdings, LLC, pursuant to which, among other terms and conditions as provided therein, the Company may sell to the investor up to $250,000,000 of the Company’s Common Stock. The number of shares to be sold to the investor is in excess of 20% or more of the Company’s outstanding stock (or voting power), and therefore shareholder approval is required pursuant to Nasdaq Listing Rule 5635(d).

The proposal was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,374,880	43,358	7,168	0

This proposal received an affirmative vote of the majority of the shares voted at the Special Meeting. The number of shares voted for this proposal represented approximately 99.41% of the shares voted at the Special Meeting.

Proposal No. 4: Preferred Stock Conversion Issuance Proposal

Proposal No. 4 was to approve the issuance of shares of Common Stock upon the conversion of the Series A Convertible Preferred Stock which were issued in connection with the Securities Purchase Agreement, dated September 4, 2025, among the Company and two institutional investors, pursuant to which the investors purchased, for an aggregate purchase price of $10,000,000, (i) Series A Convertible Preferred Stock which are initially convertible into an aggregate of 2,044,800 shares of Common Stock and (ii) warrants initially exercisable into up to 3,191,400 shares of Common Stock. Each Share of Series A Preferred Stock has a stated value of $50,000 (the “Stated Value”) and will initially be convertible into 10,224 shares of Common Stock (the “Conversion Shares”) (or pre-funded warrants in lieu thereof (the “Pre-Funded Warrants”)), calculated by dividing the Stated Value by the initial conversion price equal to $4.89 per Share (the “Initial Conversion Price”). The Initial Conversion Price is subject to adjustment upon stock splits, distributions, reorganizations, reclassifications, change of control and the like, and is also subject to price-based anti-dilution adjustments for subsequent offerings made by the Company while the Series A Preferred Stock remains outstanding (subject to certain exempt issuances). The Initial Conversion Price will also be adjusted upon receipt of stockholder approval of this Proposal to the lower of (i) the then applicable conversion price and (ii) the price per share of the Common Stock on its trading market upon the earlier of (A) effectiveness of the registration statement required to be filed or (B) upon applicability of Rule 144 as it relates to the sale of the Conversion Shares. The Series A Preferred Stock is convertible at the option of the holder at any time and will be automatically converted into Common Stock or Pre-Funded Warrants in lieu thereof on the effective date of the registration statement whether or not stockholder approval has been obtained. The number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock could exceed 20% of the shares of Common Stock or 20% of the voting power outstanding before the issuance of said securities and therefore, in order to comply with Nasdaq Rule 5635(d) and the terms of the Securities Purchase Agreement, stockholder approval to issue shares is required.

The proposal was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,373,447	44,330	7,629	0

This proposal received an affirmative vote of the majority of the shares voted at the Special Meeting. The number of shares voted for this proposal represented approximately 99.40% of the shares voted at the Special Meeting.

For more information about the foregoing proposals, see the Proxy Statement filed with the Securities and Exchange Commission on November 24, 2025, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: December 17, 2025	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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